Rule 497(k)
File No. 333-146827

Summary Prospectus

Innovator Laddered Allocation Power Buffer ETF™

(Cboe BZX — BUFF)

February 28, 2024

Innovator Laddered Allocation Power Buffer ETF™ (the “Fund”) is a series of Innovator ETFs Trust (the “Trust”) and an exchange-traded index fund. The Fund lists and principally trades its shares on Cboe BZX Exchange, Inc. (“Cboe BZX” or the “Exchange”). Market prices may differ to some degree from the net asset value of shares of the Fund (“Shares”). Unlike mutual funds, the Fund issues and redeems Shares at net asset value only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is a passively managed exchange-traded fund organized as a separate series of a registered management investment company.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.innovatoretfs.com/etf/?ticker=buff. You can also get this information at no cost by calling (800) 208-5212, sending an email request to info@innovatoretfs.com or from your financial professional. The Fund’s prospectus and statement of additional information, both dated February 28, 2024, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator Laddered Allocation Power Buffer ETF™

Investment Objective

The Fund seeks investment results that generally correspond (before fees and expenses) to the performance of the FTSE Laddered Power Buffer Strategy Price Return Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.20%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.79%
Total Annual Fund Operating Expenses	0.99%
Fee Waiver(1)	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver	0.89%

(1)        Innovator Capital Management, LLC, the Fund’s investment adviser, has agreed to waive management fees of 0.10% of average daily net assets until June 30, 2024. The waiver may be terminated by action of the Board of Trustees of the Trust at any time upon 60 days’ written notice by the Trust, on behalf of the Fund, or by the Fund’s investment adviser on or after June 30, 2024.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that Fund shareholders may pay to buy and sell Shares.

	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$91	$305	$537	$1,204

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest at least 80% of its net assets (including investment borrowing) in the exchange-traded funds (“ETFs”) that comprise the Index. The Fund, using an indexing investment approach, seeks investment results that generally correspond, before fees and expenses, to the performance of the Index. The Index provider, FTSE Russell (“FTSE Russell” or the “Index Provider”), compiles, maintains and calculates the Index.

The Index is composed of the shares of twelve Innovator U.S. Equity Power Buffer ETFs (each, an “Underlying ETF,” and together, the “Underlying ETFs”). The Fund, in accordance with the Index, will be continuously invested in each of the Underlying ETFs and will rebalance semi-annually by purchasing and selling the Underlying ETFs to equally weight the Underlying ETFs. As further described below, each Underlying ETF seeks to provide a defined outcome based upon the price performance of the SPDR® S&P 500® ETF Trust (“SPY”) over the course of an approximately one-year time period (each, an “Outcome Period”) that begins on the first day of the month indicated in the Underlying ETF’s name. Each Underlying ETF seeks to provide returns that match the price return of SPY up to a capped amount for an applicable Outcome Period (a “Cap”) and a measure of downside protection from losses experienced by the price returns of SPY for such Outcome Period (i.e., a “buffer”).

The Index seeks to provide “laddered” investing in the Underlying ETFs. Laddered investing refers to investments in several similar securities that have different reset dates, with the goal of mitigating timing risks associated with investing in a single investment. The laddered approach of the Index is designed to help offset the timing risks inherent in the purchase of shares of a single Underlying ETF. Each Underlying ETF that comprises the Index seeks to provide outcomes with a specified Cap and buffer based upon the price return of SPY, but only for the duration of an entire Outcome Period. These outcomes may only be realized by holding shares of the Underlying ETF on the first day of its Outcome Period and continuing to hold them on the last day of its Outcome Period. Purchasing or selling shares of an Underlying ETF after an Outcome Period has begun may result in investment returns very different from those that the Underlying ETF seeks to provide for an entire Outcome Period. At any given point during an Outcome Period, an Underlying ETF may have more or less upside available to its respective Cap or more or less ability to benefit from its buffer when compared to the beginning of its Outcome Period. As a result of the performance of an Underlying ETF during its Outcome Period, once an Outcome Period has begun an investor that purchases shares of a single Underlying ETF may have little or no upside available to them for the remainder of the Outcome Period (because the Underlying ETF’s share price has increased to a level near its Cap) or little or no ability to benefit from a buffer (because the Underlying ETF’s share price has decreased in value by more than the downside protection). The Fund, in accordance with the Index, will typically buy an Underlying ETF on days other than the first day of its respective Outcome Period and sell an Underlying ETF on days other than the last day of its respective Outcome Period. However, by owning each of the Underlying ETFs at all times, the Fund will have a diversified exposure to the respective Caps and buffer that are available for each of the Underlying ETFs. An investment in the Fund allows a shareholder to participate in the outcomes of each Underlying ETF without undertaking any additional purchases or sales.

As indicated in the chart below, each month, one Underlying ETF concludes its one-year Outcome Period, and subsequently “rolls” into another one-year Outcome Period, refreshing its buffer level and resetting its Cap for another twelve months. This process repeats monthly, with the Index participating in a rolling set of Caps and buffer.

With the laddered investment approach, the Fund will continue to have the potential to increase in a market environment where the value of SPY is steadily increasing, as it is likely that at least one of the Underlying ETFs will have performance capacity because it will have reset its Cap within the past month. In addition, the Fund will have the potential to derive benefit from a buffer in a market environment where SPY is steadily decreasing, as is it is likely that at least one of the Underlying ETFs will have a buffer against losses because it will have reset its buffer within the past month.

However, the Fund may not benefit from the Cap or buffer of an Underlying ETF. It is possible that all of the Underlying ETFs will have exceeded its respective Cap or that none of the Underlying ETFs will have a buffer against losses relative to their respective Outcome Periods. Such circumstance may continue until the beginning of the next month, at which point an Underlying ETF resets its buffer protection level and applicable Cap. In addition, for any given time period, the performance available for any single or group of Underlying ETF may exceed the exposures to Caps that the Fund has in owning all of the Underlying Funds. Similarly, for any given time period, the potential for a buffer against losses may be greater when owning a single or group of Underlying ETF that has more ability to benefit from a buffer than the buffer available by owning all of the Underlying ETFs. See “Risks – Fund-of-Funds Risk”.

The Underlying ETFs each utilize a defined outcome investing strategy. Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The Fund is a “fund-of-funds” and does not itself pursue a defined outcome strategy. The shares of the twelve ETFs comprising the Index are set forth below:

1.  Innovator U.S. Equity Power Buffer ETF™ — January (PJAN)

2.  Innovator U.S. Equity Power Buffer ETF™ — February (PFEB)

3.  Innovator U.S. Equity Power Buffer ETF™ — March (PMAR)

4.  Innovator U.S. Equity Power Buffer ETF™ — April (PAPR)

5.  Innovator U.S. Equity Power Buffer ETF™ — May (PMAY)

6.  Innovator U.S. Equity Power Buffer ETF™ — June (PJUN)

7.  Innovator U.S. Equity Power Buffer ETF™ — July (PJUL)

8.  Innovator U.S. Equity Power Buffer ETF™ — August (PAUG)

9.  Innovator U.S. Equity Power Buffer ETF™ — September (PSEP)

10.Innovator U.S. Equity Power Buffer ETF™ — October (POCT)

11.Innovator U.S. Equity Power Buffer ETF™ — November (PNOV)

12.Innovator U.S. Equity Power Buffer ETF™ — December (PDEC)

Each Underlying ETF invests substantially all of its assets in FLexible EXchange® Options (“FLEX Options”) that reference SPY. Each Underlying ETF seeks to provide an outcome that is based upon the performance of SPY over the course of an approximately one-year time period that begins on the first day of the month indicated in the Underlying ETF’s name when the fund enters into its FLEX Option positions and ends on the market’s closure on the last day of the month immediately preceding the month indicated its name when those FLEX Options expire. For each Underlying ETF, the applicable Outcome Period has an upside return Cap that represents the maximum percentage return a Fund shareholder can achieve from an investment in the Underlying ETF for the Outcome Period and a buffer of 15% of losses. Each Underlying ETF’s Cap may vary. Each Cap is dependent on prevailing market conditions, especially then current interest rates and market volatility, at the times each Underlying ETF enters into its FLEX Options contracts.

The Index was created on July 15, 2020. On its inception date, the Index was equally allocated to shares of the twelve, monthly Underlying ETFs. The Index is reconstituted and rebalanced on a semi-annual basis. The Index will be scheduled to rebalance and reconstitute its portfolio securities on the third Wednesday of April and October each year. On each semi-annual rebalance date the Index will re-allocate its portfolio to invest in the Underlying ETFs equally, such that each Underlying ETF will constitute 1/12 of the Index portfolio. The Fund will purchase and sell Underlying ETFs in accordance with these scheduled rebalances. The Index’s semi-annual rebalance and reconstitution schedule may cause the Fund to experience a higher rate of portfolio turnover. Frequent turnover of the Fund’s portfolio securities may negatively affect the Fund’s performance because the Fund may pay higher levels of transaction costs and generate greater tax liabilities for shareholders. The amount of an individual Underlying ETF in the Fund will vary after its semi-annual rebalance date and therefore the percentage of Underlying ETFs held by the Fund may be dependent on its proximity to the Index’s rebalance date.

The section entitled “Additional Information About the Fund’s Principal Investment Strategies” contains additional information relating to the Underlying ETFs and graphics designed to illustrate the outcomes sought by the Underlying ETFs based upon the hypothetical performance of SPY.

Innovator Capital Management, LLC, the investment adviser to the Fund and the Underlying ETFs (“Innovator” or the “Adviser”), maintains a webpage for the Fund and each Underlying ETF that provides current information relating to the Underlying ETF’s sought-after outcomes, including the performance of SPY since the beginning of the Outcome Period, the Underlying ETF’s net asset value (“NAV”), the amount of investment gains possible until the Underlying ETF reaches the Cap, and the amount of buffer remaining. The address for each Underlying ETF’s webpage is set forth in the section entitled “Additional Information About the Fund’s Principal Investment Strategies.” These webpages will not only allow Fund shareholders and/or a prospective Fund shareholder to find current information about each Underlying ETF’s progress through its Outcome Period, but it also provides links to each Underlying ETF’s prospectus and statement of additional information, which describe the principal investment strategies and principal risks of each Underlying ETF in much greater detail. Fund shareholders and Prospective Fund shareholders are encouraged to visit one or more of these webpages and read the prospectus and statement of additional information of the Underlying ETFs in connection with making investment decisions regarding either an Underlying ETF or the Fund.

The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund concentrates its investments to approximately the same extent.

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the risk factors set forth below does not indicate the significance of any particular risk factor.

Fund-of-Funds Risk.    Shareholders of the Fund will experience investment returns that are different than the investment returns provided by an Underlying ETF. The Fund does not itself pursue a defined outcome strategy, nor does the Fund itself provide a defined buffer against SPY losses. Because the Fund will typically not purchase an Underlying ETF on the first day of an Outcome Period, it is not likely that the stated outcome of the Underlying ETF will be realized by the Fund. The Fund will be continuously exposed to the investment profiles of each of the Underlying ETFs during their respective Outcome Periods. A purchaser of Shares will, therefore, have exposure to Underlying ETFs with differing profiles in terms of its upside performance availability to its Cap and potential for downside protection to its buffer. The Fund may invest in an Underlying ETF at times when the Underlying ETF is experiencing little or no benefit to its Cap or buffer. The Fund, with its aggregate exposure to each of the Underlying ETFs and it respective defined outcome profiles, may have investment returns that are inferior to that of any single Underlying ETF or group of Underlying ETFs over any given time period.

In between the semi-annual rebalance period of the Index, because the Fund is not equally weighted on a continuous basis, the Fund may be exposed to one or more Underlying ETFs disproportionately when compared to other Underlying ETFs. In such circumstances, the Fund will be subject to the over-weighted performance of such Underlying ETF.

As a shareholder in other ETFs, the Fund bears its proportionate share of each ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

Underlying ETF Risk.    While the Underlying ETFs seek to provide certain investment outcomes, there is no guarantee that they will successfully do so. Because the Fund’s value is based on the value of the Underlying ETF’s, the Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETFs. The Underlying ETFs are subject to many of the same structural risks as the Fund that are described in more detail herein, such as Authorized Participant Concentration Risk, Fluctuation of Net Asset Value Risk, Market Maker Risk, Market Risk, Operational Risk and Trading Issues Risk. However, the risks of investing in an ETF also include the risks associated with the underlying investments held by the Underlying ETFs. As such, the Fund may be subject to the following risks as a result of its investments in the Underlying ETFs:

Buffered Loss Risk.    There can be no guarantee that an Underlying ETF will be successful in its strategy to provide buffer protection against SPY losses if SPY decreases over the Outcome Period by 15% or less. A shareholder may lose their entire investment. An Underlying ETF’s strategy seeks to deliver returns that match SPY (up to the Cap), while limiting downside losses, if shares are bought on the day on which the Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of each Outcome Period. Since the Fund purchases shares of an Underlying ETF after the date on which the FLEX Options were entered into or sells shares of the Underlying ETF prior to the expiration of the FLEX Options, the buffer that the Underlying ETF seeks to provide may not be available. The Underlying ETFs do not provide principal protection or non-principal protection and the Fund, and therefore Fund shareholders, may experience significant losses on their investment, including the loss of their entire investment.

Capped Upside Return Risk.    Each Underlying ETF’s strategy seeks to provide returns that are subject to the Cap. In the event that SPY has gains in excess of the Cap for the Outcome Period, an Underlying ETF will not participate in those gains beyond the Cap. An Underlying ETF’s strategy seeks to deliver returns that match those of SPY if shares of the Underlying ETF are bought on the day on which the Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. Since the Fund purchases shares of an Underlying ETF after the date on which the FLEX Options were entered into and the Underlying ETF has risen in value to a level near to the Cap, there may be little or no ability for the Fund, and therefore Fund shareholders, to experience an investment gain on their shares.

Capped Upside Return Risk.    Each Underlying ETF’s strategy seeks to provide returns that are subject to the Cap. In the event that SPY experiences gains in excess of the Cap for the Outcome Period, an Underlying ETF will not participate in, and will underperform SPY to the extent of, those gains beyond the Cap. Each Underlying ETF’s strategy seeks to deliver returns that match those of SPY (up to the Cap), while limiting downside losses, if shares of the Underlying ETF are held at the time at which an Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event the Fund purchases shares after an Underlying ETF enters into FLEX Options, there may be little or no ability for the Fund to experience an investment gain on their shares. Further, because the FLEX Options are designed to produce returns that match the price return of SPY (subject to the Cap) on the last day of the Outcome Period, if the Fund sells shares prior to the expiration date of the FLEX Options held by an Underlying ETF, the Fund may sell at a point where the Underlying ETF’s performance does not match the performance of SPY over the Outcome Period, and therefore may sell at a point where the Underlying ETF has underperformed SPY. Each Underlying ETF seeks to actively manage its portfolio such that any transaction fees incurred by the Underlying ETF in connection with the management of the Underlying ETF’s assets will not impact the Underlying ETF’s performance in seeking to provide upside exposure to SPY or the Underlying ETF’s ability to experience returns that match the Cap, to the extent the returns of SPY are equal to or greater than the Cap. However, it is not guaranteed that each Underlying ETF will be able to successfully manage its assets to contemplate the transaction fees incurred by the Underlying ETF to achieve the Outcomes sought by Underlying ETF.

FLEX Options Risk.    The Underlying ETFs will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The Underlying ETFs bear the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying ETF could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, an Underlying ETF may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Underlying ETFs at prices that reflect the market price of the Shares, the Underlying ETF’s NAV and, in turn the share price of the Underlying ETF, could be negatively impacted.

An Underlying ETF may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless. The FLEX Options held by the Underlying ETF are exercisable at the strike price on their expiration date. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of SPY. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as SPY’s share price on a day-to-day basis (although they generally move in the same direction). The value of the FLEX Options held by the Underlying ETFs will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the SPY’s share price, changes in interest rates, changes in the actual and implied volatility of SPY and the remaining time to until the FLEX Options expire.

Option Contracts Risk.    The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts. The Underlying ETF enters into option contracts in accordance with the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”). To the extent the Underlying ETF is noncompliant with Rule 18f-4, it may be required to adjust its investment portfolio which may, in turn, negatively impact the Underlying ETF’s ability to deliver the sought-after Outcomes.

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, each Underlying ETF’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since each Underlying ETF is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Underlying ETF will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Underlying ETF will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by each Underlying ETF with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Underlying ETF’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of each Underlying ETF might not be fully protected in the event of the clearing member’s bankruptcy. Each Underlying ETF is also subject to the risk that a limited number of clearing members are willing to transact on the Underlying ETF’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Underlying ETF could lose some or all of the benefits of a transaction entered into by the Underlying ETF with the clearing member. The loss of a clearing member for an Underlying ETF to transact with could result in increased transaction costs and other operational issues that could impede the Underlying ETF’s ability to implement its investment strategy. If an Underlying ETF cannot find a clearing member to transact with on the Underlying ETF’s behalf, the Underlying ETF may be unable to effectively implement its investment strategy.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in an Underlying ETF is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Underlying ETFs may be unable to recover an investment from a counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of an Underlying ETF to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of an Underlying ETF were to become insolvent, the Underlying ETF may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Underlying ETF’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, an Underlying ETF could suffer significant losses.

Outcome Period Risk.    Each Underlying ETF’s investment strategy is designed to deliver returns that match SPY if Shares are bought on the day on which the Underlying ETF enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event the Fund purchases Shares after the date on which the FLEX Options were entered into or sells shares prior to the expiration of the FLEX Options, the returns realized by the Fund, and therefore Fund shareholders, will not match those that the Underlying ETF seeks to provide.

Upside Participation Risk.    There can be no guarantee that an Underlying ETF will be successful in its strategy to provide the Fund and Fund shareholders with a total return that matches the increase of SPY over the Outcome Period, up to the maximum return imposed by the Cap. In the event the Fund purchases shares after the date on which the FLEX Options were entered into or does not stay invested in Underlying ETF for the entirety of the Outcome Period, the returns realized by the Fund, and therefore Fund shareholders, may not match those that the Underlying ETF seeks to achieve.

Cap Change Risk.    A new Cap is established for each Underlying ETF at the beginning of each Outcome Period and is dependent on prevailing market conditions at the time the Cap is established. As such, the Cap may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Information Technology Companies Risk.    The Underlying ETFs, through its exposure to SPY by virtue of such Underlying ETFs’ investment in FLEX Options that reference SPY, has significant exposure to information technology companies. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Correlation Risk.    The FLEX Options held by the Underlying ETFs will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value will typically increasingly move with the value of the SPY. However, prior to the expiration date, the value of FLEX Options may vary because of related factors other than the value of the SPY. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of FLEX Options include interest rate changes and implied volatility levels of SPY, among others. The value of FLEX Options held by the Underlying ETFs typically do not increase or decrease at the same level as the Underlying ETF’s share price on a day-to-day basis due to these factors (although they generally move in the same direction).

Cash Transactions Risk.    The Underlying ETFs intend to effectuate creations and redemptions for cash, rather than in-kind securities. As a result, an investment in an Underlying ETF may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only on an in-kind basis. Because an Underlying ETF will effect redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs. Consequently, an investment in an Underlying ETF may be less tax-efficient than investments in other ETFs. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if an Underlying ETF sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of shares in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of shares than for other ETFs.

Investment Objective Risk.    Certain circumstances under which an Underlying ETF might not achieve its objective include, but are not limited, to (i) if the Underlying ETF disposes of FLEX Options, (ii) if the Underlying ETF is unable to maintain the proportional relationship based on the number of FLEX Options in the fund’s portfolio, (iii) a significant accrual of expenses in connection with effecting the Underlying ETF’s principal investment strategy or (iv) adverse tax law changes affecting the treatment of FLEX Options.

Liquidity Risk.    In the event that trading in the underlying FLEX Options is limited or absent, the value of an Underlying ETF’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Underlying ETFs require a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to an Underlying ETF for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Underlying ETF Tax Risk.    Each Underlying ETF intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. However, the federal income tax treatment of certain aspects of the proposed operations of the Underlying ETFs are not entirely clear. This includes the tax aspects of an Underlying ETF’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. If, in any year, an Underlying ETF fails to qualify as a RIC under the applicable tax laws, the Underlying ETF would be taxed as an ordinary corporation. Each Underlying ETF intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, each Underlying ETF intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Underlying ETF to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, an Underlying ETF could lose its own status as a RIC. The FLEX Options included in each Underlying ETF’s portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. Each Underlying ETF does not believe that the positions held by the Underlying ETF will be subject to Section 1256, which means that the positions will not be marked to market. In the event that the Fund purchases shares of an Underlying ETF shortly before a distribution by the Underlying ETF, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of an Underlying ETF’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for an Underlying ETF to accurately assign a daily value.

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent or custodian, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Index Provider Risk.    The Fund seeks to achieve returns that generally correspond, before fees and expenses, to the performance of the Index, as published by the Index Provider. There is no assurance that the Index Provider will compile its Index accurately, or that the Index will be determined, composed or calculated accurately. While the Index Provider gives descriptions of what the Index is designed to achieve, the Index Provider does not provide any warranty or accept any liability in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that its Index will be in line with its methodology.

Index Risk.    The Fund is not actively managed. The Fund invests in securities included in its Index regardless of their investment merit. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Index. Therefore, it would not necessarily buy or sell a security unless that security is added or removed, respectively, from the Index, even if that security generally is underperforming.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of the Underlying ETFs, the FLEX Options held by such Underlying ETFs, or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including Shares, are subject to market fluctuations and liquidity constraints that may be caused by factors such as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Correlation Risk.    The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. Although the Fund currently intends to seek to fully replicate the Index, the Fund may use a representative sampling approach, which may cause the Fund not to be as well-correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser (as defined below) seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Passive Investment Risk.    The Fund invests in the securities included in the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress.

During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and APs are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compared to those of its Index and a broad-based market index. On or about February 9, 2022, the Fund changed its name from “Innovator Laddered Fund of U.S. Equity Power Buffer ETFs™” to “Innovator Laddered Allocation Power Buffer ETF™”. The Fund was reorganized on or about October 14, 2021 from Innovator Laddered Fund of U.S. Equity Power Buffer ETFs™ (the “Predecessor Fund”), a series of Innovator ETFs Trust II, into Innovator ETFs Trust, a Delaware statutory trust. The Fund is a continuation of the Predecessor Fund and therefore adopts the performance information of the Predecessor Fund (as shown below). On or about August 25, 2021, the Predecessor Fund changed its name from “Innovator Laddered Fund of S&P 500 Power Buffer ETFs™” to “Innovator Laddered Fund of U.S. Equity Power Buffer ETFs™”. On August 11, 2020, the Predecessor Fund ceased tracking the Lunt Capital US Large Cap Equity Rotation Index, a U.S. large cap equity index, and began pursuing its investment strategy of investing in the ETFs that comprise the Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the current strategy, would have generated. The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

Calendar Year Total Returns as of 12/31
40%
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
15.84%
-6.65%
32.66%
-12.39%
8.46%
-4.50%
16.43%
2017
2018
2019
2020
2021
2022
2023

The Fund’s highest quarterly return was 24.24% (quarter ended June 30, 2020) and the Fund’s lowest quarterly return was (34.91)% (quarter ended March 31, 2020).

Average Annual Total Return as of December 31, 2023
Innovator Laddered Allocation Power Buffer ETF™	1 Year	5 Years	Since Inception (10/19/16)
Return Before Taxes	16.43%	6.99%	7.64%
Return After Taxes on Distributions	16.43%	6.76%	7.34%
Return After Taxes on Distributions and Sale of Fund Shares	9.73%	5.42%	6.02%
FTSE Laddered Power Buffer Strategy Price Return Index(1)(2) (reflects no deduction for fees, expenses or taxes)	16.49%	N/A	N/A
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	13.77%

(1)        On August 11, 2020, the Fund’s underlying index changed from the Lunt Capital U.S. Large Cap Equity Rotation Index to the Refinitiv Laddered Power Buffer Strategy Index. Therefore, the Fund’s performance and historical returns shown for the periods prior to August 11, 2020 are not indicative of the performance that the Fund, based on its current index, would have generated.

(2)        On November 18, 2023, the name of the Index changed from Refinitiv Laddered Power Buffer Strategy Index to FTSE Laddered Power Buffer Strategy Price Return Index.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to Fund shareholders who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)

Portfolio Managers

The following persons serve as the portfolio managers of the Fund.

•    Dustin Lewellyn, CFA – Chief Investment Officer at Penserra

•    Ernesto Tong, CFA – Managing Director at Penserra

•    Anand Desai – Director at Penserra

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund and have served in such capacity since April 2018.

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only with APs that have entered into agreements with the Fund’s Distributor (as defined below) and only in Creation Units or multiples thereof, in exchange for the deposit or delivery of a basket of securities in which the Fund invests. The Fund may issue and redeem Shares in exchange for cash at a later date but has no current intention of doing so. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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